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                                                                   EXHIBIT 10.34

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                    SECURITY AND COLLATERAL AGENCY AGREEMENT


         SECURITY AND COLLATERAL AGENCY AGREEMENT (this "Agreement"), dated as of May 31, 1996, made by HOMESIDE HOLDINGS, INC., a Florida corporation (formerly known as Barnett Mortgage Company) (the "Grantor"), CHEMICAL BANK, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent"), and THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent for the financial institutions party to the Credit Agreement referred to below (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, HomeSide Lending, Inc., a Florida corporation ("HomeSide"), and Honolulu Mortgage Company, Inc., a Hawaii corporation ("HonoMo"), have entered into a Credit Agreement, dated as of May 31, 1996, with the financial institutions from time to time party thereto, as Lenders (the "Lenders"), the lenders from time to time designated therein as Balance Lenders (the "Balance Lenders"), NationsBank of Texas, N.A., as Syndication Agent (the "Syndication Agent"), Bankers Trust Company, as Documentation Agent (the "Documentation Agent"), the Collateral Agent and the Administrative Agent (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement");

         WHEREAS, (i) the Grantor is the beneficial and record owner of 100% of the issued and outstanding capital stock of HomeSide, and (ii) HomeSide is the beneficial and record owner of 100% of the issued and outstanding capital stock of HonoMo;

         WHEREAS, in connection with the Credit Agreement, the Grantor has entered into the BMC Guarantee; and

         WHEREAS, it is a condition precedent to the making of the Loans that the Grantor shall have entered into this Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans, the Grantor hereby agrees with the Administrative Agent and the Collateral Agent on behalf and for the ratable benefit of the Secured Parties (as hereinafter defined) as follows:

         1.  Defined Terms.

         Terms defined in the UCC (as hereinafter defined) are used herein as therein defined. As used in this Agreement, capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement; provided, however, that with respect to use of terms defined in the Credit Agreement for purposes of the definition of the term "Collateral" and the various components thereof,
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any reference in such defined terms contained in the Credit Agreement to the
"Borrower," "HomeSide" or "HonoMo" shall be deemed, and shall be for all purposes hereunder, a reference to the Grantor. Additionally, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "Agency Custodial Agreement" shall mean the GNMA Custodial Agreement.

         "Certificating Custodian" shall mean any Person acting as the Grantor's "certificating custodian," as such term is used in the GNMA Guide, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Grantor (or the Collateral Agent) is complete and acceptable under the GNMA Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be a party to the Agency Custodial Agreement.

         "Collateral" has the meaning set forth in Section 3 of this Agreement.

         "GNMA Custodial Agreement" shall mean the agreement, as amended, modified or supplemented from time to time, between GNMA, the Grantor and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a "certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

         "Proceeds" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC, and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Obligations" shall mean the "Obligations," as such term is defined in the BMC Guarantee.

         "Secured Parties" shall mean, collectively, the Lenders, the Balance Lenders, the Syndication Agent, the Documentation Agent, the Collateral Agent and the Administrative Agent.

         "Servicing Contract" shall mean each of the contracts or other agreements to which the Grantor is a party pursuant to which the Grantor holds Servicing Rights, in each case as amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of the Grantor to receive moneys due and to become due
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to it thereunder or in connection therewith, other than any portion of principal and interest payable under the related Mortgage Loans to the extent not attributable to servicing fees payable to the Grantor under such Servicing Contracts, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof, and (c) all rights of the Grantor to perform and to exercise all remedies thereunder.

         "Servicing Receivables" shall mean the accounts, receivables and other amounts owing to the Grantor for its own account in respect of Servicing Rights or under a Servicing Contract, including, without limitation, all Eligible Servicing Receivables.

         "Servicing Rights" shall mean the rights of the Grantor to service Mortgage Loans for or on behalf of the owner or holder of such Mortgage Loans (including investors in Mortgage-Backed Securities supported by Mortgage Loans) pursuant to any direct agreement between the Grantor and GNMA (including, without limitation, all such rights covered by the Barnett Subservicing Agreement, dated as of May 31, 1996, between the Grantor and HomeSide), together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges, termination fees and charges and all other incidental fees and charges.

         "Servicing Settlement Account" shall have the meaning given such term in the HomeSide Security Agreement.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the other Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2.  Appointment of Collateral Agent.

         Pursuant to the Credit Agreement the Collateral Agent has been appointed to act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby acknowledges that it has accepted such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Grantor or any of the other Loan Parties, except as expressly permitted hereunder and under the other Loan
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Documents. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions from the Administrative Agent delivered pursuant to the Credit Agreement. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Grantor or any other Person (other than the Administrative Agent) or otherwise release any Collateral from the Lien created hereby, except in accordance with the express terms of this Agreement or otherwise upon the written instructions of the Administrative Agent.

         3.  Grant of Security Interest.

         As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations and to induce the Lenders to make the Loans pursuant to the Credit Agreement, the Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, a security interest in, all of the Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired, whether now in existence or hereafter arising (all of which being herein collectively called the "Collateral"):

         (a) all Servicing Rights, Servicing Contracts and rights to receive payments in connection with Servicing Contracts and Servicing Rights, whether on account of the performance of services, upon the termination of Servicing Rights, Servicing Contracts or otherwise (including, without limitation, all Eligible Servicing Receivables (and all deeds, contracts, agreements, instruments of title and other documents received or receivable in respect thereof)), and rights with respect to the placement of escrow deposits associated with such Servicing Rights and Servicing Contracts and rights to the payment of money or provision of concessions or services with respect thereto;

         (b) the Servicing Settlement Account and any other custodial account of the Grantor held by or in the name of the Collateral Agent or its bailee or designee (including, without limitation, the Administrative Agent), and any and all funds, securities, Cash Equivalents and other items at any time held in such accounts and any and all rights of the Grantor to insurance payments made in respect of such accounts;

         (c) all files, documents, agreements, instruments, deeds, chattel paper, inventory consisting of Servicing Rights held for sale, insurance policies, personal property, contract rights, accounts, general intangibles, records, surveys, certificates, correspondence, appraisals, computer records, tapes, discs, cards, accounting records and other books, records, information and data of the Grantor relating to the Collateral (including all such items necessary or helpful in the administration or servicing of the Collateral) of whatever kind or nature whatsoever relating to the Servicing Rights or any other Collateral, and all other documents or instruments delivered to the Collateral Agent in respect of the Collateral;
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         (d) all Hedge Contracts covering, relating to, or entered into in respect of, any of the Collateral, and all rights to the payment of money or provision of concessions or services with respect thereto, and all accounts relating thereto and moneys and other items held therein; and

         (e) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

         4.  Servicing Settlement Account.

         (a) Servicing Settlement Account. With respect to any amounts owed to the Grantor in respect of Servicing Receivables or other Servicing Rights (including, without limitation, all Eligible Servicing Receivables, proceeds of the sale of Servicing Rights and all termination and other fees payable in respect of Servicing Rights) other than from a mortgagor in respect of the applicable Mortgage Loan, if requested by the Administrative Agent, the Collateral Agent and the Grantor shall instruct any obligor in respect of such Servicing Receivable or other Servicing Rights that all amounts payable on account of such Servicing Receivable or other Servicing Rights are to be paid directly by such party to the Servicing Settlement Account. The Grantor shall, upon demand of the Collateral Agent or the Administrative Agent, provide the Collateral Agent and the Administrative Agent with evidence that the Grantor has directed such obligors to pay such amounts directly into the Servicing Settlement Account. The Grantor hereby consents to the investment and reinvestment of any funds held in the Servicing Settlement Account in accordance with, and consents to each of the terms and conditions set forth in, Section 6(m) of the HomeSide Security Agreement.

         (b) Security Interest in Servicing Settlement Account. Pursuant to
Section 3 hereof, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Servicing Settlement Account and in any and all funds at any time held therein as collateral security for the Secured Obligations. This subsection (b) shall constitute irrevocable notice to the Collateral Agent that the Servicing Settlement Account is a "no access" account to the Grantor. The Collateral Agent shall hold its security interest in the Servicing Settlement Account and all funds at any time held therein for the benefit of the Secured Parties and with all rights of a secured party under the UCC and other applicable New York law. In no circumstances shall the Grantor have access to, control of or dominion over the Servicing Settlement Account. The Collateral Agent hereby appoints the Administrative Agent to hold the Servicing Settlement Account pursuant to the terms hereof for the benefit of the Secured Parties with all rights of a secured party under the UCC and other applicable New York law, and the Administrative Agent hereby accepts such appointment.
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         (c) Transfer of Funds from the Servicing Settlement Account. The
Administrative Agent shall transfer funds from the Servicing Settlement Account in accordance with Section 6(m) of the HomeSide Security Agreement.

         5. Rights of the Secured Parties; Limitations on Secured Parties' Obligations.

         (a) It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, the Grantor shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by it relating to the Collateral, and the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to the Collateral Agent on behalf and for the ratable benefit of the Secured Parties or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any of the foregoing pursuant hereto, nor shall the Collateral Agent or any other Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor thereunder, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Subject to the terms of this Agreement, the Collateral Agent authorizes the Grantor to collect all sums due or to become due (including, without limitation, Proceeds) in respect of any Collateral ("Collateral Payments"), provided that such collection is performed in a prudent and businesslike manner, and the Collateral Agent may, upon the occurrence and during the continuance of any Default or Event of Default and without notice, limit or terminate said authority at any time. If required by the Collateral Agent at any time during the continuance of any Default or Event of Default, any Collateral Payments, when first collected by the Grantor shall be promptly delivered by the Grantor to the Collateral Agent in precisely the form received (with all necessary indorsements), and until so turned over shall be deemed to be held in trust by the Grantor for and as the Collateral Agent's property, for the benefit of the Secured Parties, and shall not be commingled with the Grantor's other funds or properties. Such Collateral Payments, when so delivered to the Collateral Agent, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Collateral Agent shall upon the request of the Required Lenders apply all or a part of the funds so delivered in accordance with the provisions of Section 14(h) hereof.

         (c) The Collateral Agent may at any time, upon the occurrence and during the continuance of any Default or Event of Default, notify any party that is or might become obligated to make any Collateral Payment that the Collateral and the right, title and
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interest of the Grantor in and under the Collateral have been assigned to the
Collateral Agent, for the benefit of the Secured Parties, and that any or all of such Collateral Payments shall be made directly to the Collateral Agent or its designee. Upon the request of the Collateral Agent, the Grantor will so notify such parties. Upon the occurrence and during the continuance of a Default or an Event of Default, the Collateral Agent may in its own name or in the name of others communicate with all such parties to verify with such parties to the Collateral Agent's satisfaction the existence, amount and terms of any such obligation in respect of any Collateral Payment.

         6.  Representations and Warranties.

         (a) The Grantor hereby represents and warrants to the Secured Parties as follows:

                  (i) The Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good title thereto, free and clear of any and all Liens or any other right, title, claim or interest, except for (A) the security interest granted pursuant to this Agreement and (B) subservicing rights in favor of HomeSide arising under the Barnett Subservicing Agreement, dated as of May 31, 1996, between the Grantor and HomeSide.

                  (ii) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement.

                  (iii) Except as otherwise provided in Section 25 hereof, all action necessary to protect and perfect the valid and perfected first priority security interest in each item of the Collateral has been duly taken.

                  (iv) The Grantor's principal place of business and the place where its records concerning the Collateral are kept are set forth on
         Schedule I hereto.

                  (v) All information heretofore, herein, or hereafter supplied to the Collateral Agent or any other Secured Party by or on behalf of the Grantor with respect to the Collateral is accurate and complete in all material respects.

                  (vi) No consent of any other Person is required for the grant of the security interest provided herein by the Grantor in any of the Collateral, other than consents that have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Secured Parties to exercise their rights with respect to any of such Collateral.

                  (vii) To the best of the Grantor's knowledge, no obligor or other Person responsible or liable for any Collateral Payment has any defense, set off, claim or
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         counterclaim against the Grantor that can be asserted against the
         Collateral Agent or any other Secured Party.

         (b) The Collateral Agent hereby represents and warrants to the Grantor and each of the other Secured Parties as follows:

                  (i) The Collateral Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America.

                  (ii) The execution, delivery and performance by the Collateral Agent of this Agreement are within the Collateral Agent's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Collateral Agent's certificate of incorporation or bylaws, any Requirement of Law or any order or decree of any court, or any contractual obligation of the Collateral Agent.

                  (iii) No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by the Collateral Agent of this Agreement.

                  (iv) This Agreement has been duly executed and delivered by the Collateral Agent and is the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         7.  Standard of Care of Collateral Agent; Duties; Indemnification.

         The Collateral Agent is a bailee for hire and shall hold the Collateral in accordance with customary standards for those engaged as custodians of commercial documents in similar capacities. Nothing contained herein or in the Credit Agreement shall be construed to make the Collateral Agent a trustee or other fiduciary for the Administrative Agent or any other Secured Party. Notwithstanding anything to the contrary contained herein:

         (a) The provisions of the Credit Agreement, this Agreement and the annexes, schedules, exhibits and attachments hereto set forth the exclusive duties of the Collateral Agent and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall not be bound in any way by any agreement or contract other than this Agreement and the annexes, the exhibits and the attachments hereto and any other agreement to which it is a party. The Collateral Agent shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as
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specifically provided in this Agreement and the annexes, schedules, exhibits and attachments hereto. The Collateral Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Collateral Agent.

         (b) Throughout the term of this Agreement, the Collateral Agent shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby or the validity of this Agreement (except as to Collateral Agent's authority to enter into this Agreement and to perform its obligations hereunder).

         (c) The Collateral Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Collateral Agent shall not be liable for any action or omission to act as bailee, except for its own gross negligence or willful misconduct.

         (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

         (e) The Collateral Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

         (f) The Grantor agrees to reimburse, indemnify and hold harmless the Collateral Agent and its directors, officers, employees, Affiliates and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements and allocated costs of internal counsel) or disbursements of any kind or nature that may be imposed on, incurred by or asserted against the Collateral Agent and its directors, officers, employees, Affiliates and agents arising from or connected with the Collateral Agent's execution and performance of this Agreement, including, but not limited to, the claims of any third parties, including any assignee. The foregoing shall apply regardless of whether such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Collateral Agent; provided that the Grantor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting
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from gross negligence or willful misconduct on the part of the Collateral Agent.
This provision shall survive the termination of this Agreement.

         (g) At its sole cost and expense, the Collateral Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

         8.  Fees and Expenses of Collateral Agent.

         The Collateral Agent shall notify the Grantor of all reasonable fees, expenses, and charges of the Collateral Agent arising out of the Collateral Agent's entering into this Agreement and performing its duties and obligations under this Agreement (including in connection with the enforcement of remedies hereunder and realization upon the Collateral), and (except as set forth in
Section 7(g) hereof) such fees, expenses and charges shall be paid promptly by the Grantor or, if already paid by the Collateral Agent, the Grantor shall reimburse the Collateral Agent promptly therefor. The Collateral Agent shall receive reasonable additional compensation from the Grantor for services rendered beyond those specifically enumerated in this Agreement, provided that the Collateral Agent shall, to the extent possible, provide reasonable advance notice to the Grantor of such services and its estimate of fees, expenses and charges in connection therewith. The Collateral Agent may employ, at the Grantor's expense, such legal counsel and other experts as it reasonably deems necessary in connection with entering into this Agreement and performing its duties and obligations under this Agreement. The Collateral Agent may rely upon and shall be protected if acting in good faith upon the advice of such legal counsel or experts.

         9.  Removal or Resignation of Collateral Agent.

         The Administrative Agent, upon the direction of the Required Lenders, may, at any time, remove and discharge the Collateral Agent from the performance of its duties under this Agreement, effective (a) immediately if such termination is for cause or (b) upon not less than thirty (30) days' prior written notice to the Collateral Agent and the Grantor if such termination is without cause. In addition, the Collateral Agent may, at any time, terminate its agreement to act as the Collateral Agent hereunder, effective upon sixty (60) days' prior written notice to the Grantor, the Administrative Agent and the Lenders. Upon the effective date of any such termination, the Collateral Agent shall promptly deliver the Collateral then held by it and any and all books and records (or copies thereof) relating thereto, to the Administrative Agent or to such other person or entity as the Administrative Agent may direct in writing, and shall cooperate with the Administrative Agent and any successor Collateral Agent in order to effect the orderly transfer of the Collateral and the rights and obligations of the Collateral Agent hereunder to any successor Collateral Agent. Upon resignation or removal of the Collateral Agent hereunder, the Administrative Agent and the Required Lenders shall appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, before the end of the thirty (30) or sixty (60) day
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period referred to above, as the case may be, then the Administrative Agent (or, at the discretion of the Administrative Agent, an Affiliate of the Administrative Agent) shall succeed as Collateral Agent.

         10.  Availability of Documents.

         The Administrative Agent and each other Secured Party and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to the Collateral Agent to examine and inspect (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all of the Collateral and to make copies thereof. As long as no Default or Event of Default has occurred and is continuing, any such activity will be at no cost or expense to the Grantor; if a Default or Event of Default has occurred and is continuing, all costs and expenses associated with the exercise by the Administrative Agent or any other Secured Party of its rights under this Section 10 shall be paid by the Grantor within fifteen (15) days of receipt by the Grantor from the Administrative Agent or such other Secured Party of a statement setting forth in reasonable detail the amount thereof.

         11.  Covenants.

         The Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

         (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem necessary or desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Collateral held by the Grantor or in which the Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby and transferring Collateral to the Collateral Agent's (or its bailee's) possession (if a security interest in such Collateral can be perfected by possession). The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. If any of the Collateral shall be or become evidenced by any instrument, the Grantor agrees to pledge such instrument to the Collateral Agent and shall duly endorse such instrument in a manner satisfactory to the Collateral Agent and deliver the same to the Collateral Agent. The Grantor shall hold any such instrument in its possession in trust for the benefit of the Secured Parties until the delivery thereof to the Collateral Agent as provided herein.
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         (b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien and security interests granted hereby. For the Collateral Agent's and the other Secured Parties' further security, the Grantor agrees that the Collateral Agent and the other Secured Parties shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Default or Event of Default, the Grantor shall deliver and turn over any such books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent.

         (c) Indemnification. In any suit, proceeding or action brought by the Collateral Agent or any other Secured Party relating to all or any portion of the Collateral or any Collateral Payment for any sum owing thereunder, or to enforce any right in respect of the Collateral or any Collateral Payment, the Grantor will indemnify and save and keep harmless the Collateral Agent and each of the other Secured Parties from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Agent or any other Secured Party.

         (d) Compliance with Laws, Etc. The Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority, applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's rights hereunder or adversely affect the first priority of its Lien on and security interest in the Collateral for the benefit of the Secured Parties.

         (e) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

         (f) Compliance with Terms of Agreements, Etc. In all material respects, the Grantor will comply with and perform with all obligations, covenants, conditions and other agreements with respect to any of the Collateral and all other agreements related thereto to which it is a party or by which it is bound.

         (g) Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except the Liens created under this Agreement and the other Loan Documents, and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of the Grantor's rights in and under the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

         (h) Limitations on Disposition. The Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement, this Agreement or the other Loan Documents.

         (i) Further Identification of Collateral. The Grantor will, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         (j) Notices. The Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

         (k) Right of Inspection. Upon reasonable notice to the Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), the Collateral Agent, each of the other Secured Parties, and their respective agents, accountants, attorneys and auditors shall at all times have full and free access during normal business hours to all the files, documents, records and other papers of the Grantor, and the Collateral Agent, each of the other Secured Parties and their respective agents, accountants, attorneys and auditors may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Collateral Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         (l) Continuous Perfection. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Collateral Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading. The Grantor will not change its principal place of business or remove its records, each as set forth on Schedule I hereto, unless it gives the Collateral Agent at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Collateral Agent in the Collateral to continue to be perfected.

         (m) Insurance. The Grantor will keep the Collateral insured against loss, damage, theft and other risks customarily covered by insurance and such other risks as the Collateral Agent may reasonably request.

         (n) Other Acts. The Grantor will do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral.

         (o) Defense of Actions. The Grantor will appear in and defend, at the Grantor's sole cost and expense (unless such action or proceeding arises solely from an act or failure to act by a Secured Party which act or failure to act is determined to be gross negligence or willful misconduct), any action or proceeding that may affect its title to or the Secured Parties' interest in the Collateral.

         12.  The Collateral Agent's Appointment as Attorney-in-Fact.

         (a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Collateral Agent may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any Collateral Payment under any of the Collateral to make any and all Collateral Payments due and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage, trust or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark constituting Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

         (b) The Collateral Agent agrees that, except upon the occurrence and during the continuance of any Default or Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Collateral Agent pursuant to this Section 12. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 12, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

         (c) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) The Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuance of a Default or Event of Default, (i) to communicate in its own name with any party to any contract, instrument, agreement or document constituting Collateral with regard to the assignment of the right, title and interest of the Grantor therein and thereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 14 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         13.  Performance by the Collateral Agent of the Grantor's Obligations.

         If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Loans, shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Secured Obligations secured hereby.

         14.  Remedies, Rights Upon an Event of Default.

         (a) If any Event of Default shall occur and be continuing, the Collateral Agent shall, at the request of the Administrative Agent (acting upon the direction of the Required Lenders), or may with the consent of the Administrative Agent (acting upon the direction of the Required Lenders), exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or as otherwise provided by applicable law or in equity. Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith (i) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process, (ii) prior to the disposition of any Collateral, prepare such Collateral for disposition in any manner and to the extent the Administrative Agent or Collateral Agent deems appropriate, (iii) collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including, without limitation, any equity or right of redemption of the Grantor, and the Grantor specifically waives and releases (to the extent permitted by law) all rights of redemption, stay, or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. The Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery receipt, appropriation, realization or sale, as provided in Section 14(h) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Collateral Agent account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Secured Parties arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Collateral Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Parties are entitled, the Grantor also being liable for the fees and expenses of any attorneys employed by the Collateral Agent and the other Secured Parties to collect such deficiency. Upon the exercise by the Collateral Agent of any remedy hereunder, the Grantor shall
(x) upon request of the Collateral Agent, deliver to the Collateral Agent all computer software, tapes, records, documents, escrow deposits and other deposits in its possession or under its control relating to the Collateral, and (y) cooperate with the Collateral Agent in every respect in effecting such delivery.

         (b) In furtherance and not in limitation of the rights of the Collateral Agent set forth in this Section 14, upon the acceleration of the maturity of the Loans or other Secured Obligations as provided in the Credit Agreement, at the request and direction of the Administrative Agent, the Collateral Agent may, in addition to any other rights it may have, do one or more of the following, subject to the terms of the Servicing Contracts, GNMA Acknowledgment Agreement (if applicable), GNMA Guide or applicable law (it being understood that if there is any conflict between any such Servicing Contracts, GNMA Acknowledgment Agreement (if applicable), GNMA Guide or applicable law and this Agreement, then the terms of such Servicing Contracts, GNMA Acknowledgment Agreement (if applicable), GNMA Guide or applicable law shall prevail):

                  (i) succeed the Grantor as servicer under any or all of the Servicing Contracts as absolute assignee thereof and not merely as security;

                  (ii) appoint a third party as successor servicer under the Servicing Contracts;

                  (iii) sell to a third party or itself or otherwise transfer any of the Grantor's right, title, interest or obligations with respect to the Servicing Contracts, including without limitation the right to hold and/or place the escrow deposits associated therewith; or

                  (iv) require the Grantor, notwithstanding any action taken by the Collateral Agent under clause (iii), to remain as servicer under any Servicing Contract for a reasonable period of time, such period not to exceed 180 days.

Notwithstanding anything herein to the contrary, the Collateral Agent shall have no obligations as servicer under any Servicing Contracts unless and until the Collateral Agent has succeeded the Grantor as servicer of the related Mortgage Loans pursuant to this subsection (b).

         (c) The Collateral Agent's rights under clauses (i), (ii) and (iii) of subsection (b) above shall respectively include, without limitation, the right to succeed the Grantor as servicer, appoint a successor servicer or transfer any or all of its rights with respect to the Servicing Rights and/or the Servicing Contracts if the Grantor, or any successor to the Grantor in bankruptcy or similar proceedings, rejects any Servicing Contracts. As successor servicer under such clause (i), the Collateral Agent shall notify all interested Persons thereof and take such further action as it shall deem necessary or appropriate. Upon the Collateral Agent's (x) succeeding the Grantor as servicer under such clause (i), (y) appointing a third party as a successor servicer under any Servicing Contract under such clause (ii), or (z) transferring any of the Grantor's right, title, interest and obligations under such clause (iii), the Grantor shall have no further rights under or with respect to the Servicing Rights (or to such rights, title, interest or obligations in the case of a transfer under clause (iii)), to any other documents pertaining thereto or to the related escrow deposits.

         (d) Upon the exercise by the Collateral Agent of any remedy set forth in subsection (b) or (c) above, the Grantor shall:

               (i) upon request of the Collateral Agent, deliver to the Collateral Agent or its designee all computer software, tapes, records, documents, escrow deposits and other deposits in its possession or under its control relating to the Collateral, and

               (ii) cooperate with the Collateral Agent in every reasonable respect in effecting the succession of a successor servicer.

         (e) If the Collateral Agent or any appointee of the Collateral Agent succeeds the Grantor as successor servicer under any Servicing Contract, the Collateral Agent or such appointee, as the case may be, shall only assume those obligations that a successor servicer under such Servicing Contract is obligated to assume; provided that neither the Collateral Agent or its appointee nor any other Secured Party shall be liable for any failure of the Grantor to perform its obligations under any Servicing Contract or for any other breach thereof. Nothing herein contained shall be construed as an assumption by the Collateral Agent or its appointee or any other Secured Party of any liability of the Grantor with respect to any of the Collateral, and the Grantor shall be and remain responsible for all such liabilities.

         (f) The Grantor also agrees to pay all reasonable costs and expenses of the Collateral Agent and each of the other Secured Parties, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

         (g) The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (h) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

                  First, to the payment of the costs and expenses of such sale, disposition or other realization, including, without limitation, all expenses of the Collateral Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent and the other Secured Parties in connection therewith or pursuant to Section 5 hereof;

                  Next, to the Administrative Agent, for distribution by it in accordance with the terms of the BMC Guarantee; and

                  Finally, after payment in full of all the Secured Obligations, to the payment to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         15.  Limitation on the Secured Parties' Duty in Respect of Collateral.

         No Secured Party shall have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of the Grantor, the

Collateral Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         16.  Rights with Respect to GNMA.

         Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, the Collateral Agent, by executing this Agreement, and each of the other Secured Parties, by executing the Credit Agreement, acknowledge that (a) the Grantor is entitled to servicing income with respect to any GNMA pool of Mortgage Loans only so long as the Grantor is a GNMA Issuer/Servicer in good standing; (b) upon the Grantor's loss of such good standing status, the Secured Parties' rights to any such servicing income also terminate; and (c) the pledge of rights to servicing income with respect to any GNMA pool of Mortgage Loans hereunder conveys no rights (such as the right to become a substitute servicer or issuer) that are not otherwise specifically provided for in the applicable GNMA Guide.

         17.  Notices.

         All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, addressed to any party hereto as set forth on the signature page hereto, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively.

         18.  Amendments, Etc.

         No amendment or waiver of any provision of this Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing, signed by the Grantor, the Administrative Agent (upon the direction of the Required Lenders or all of the Lenders, as required by the Credit Agreement) and the Collateral Agent, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         19.  No Waiver; Remedies.

         (a) No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

         (b) Failure by any of the Secured Parties at any time or times hereafter to require strict performance by the Grantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Grantor or any such other Person and delivered to any of the Secured Parties shall not waive, affect or diminish any right of any of the Secured Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Secured Parties, or any agent, officer or employee of any Secured Party.

         20.  Successors and Assigns.

         This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, each of the other Secured Parties, and their respective successors and assigns. Notwithstanding the foregoing, the Grantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender, the Administrative Agent and the Collateral Agent.

         21.  Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         22.  Entire Agreement; Severability.

         This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto and supersede any and all prior or contemporaneous agreements and understandings of such Persons, oral or written, relating to the subject matter hereof and thereof. In addition, there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relating to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. All waivers by the Grantor provided for in this Agreement have been specifically negotiated by the parties with full cognizance and understanding of their respective rights. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         23.  Waiver of Jury Trial.

         EACH OF THE GRANTOR, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE CREDIT AGREEMENT OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATING TO ANY OF THE FOREGOING.

         24.  Further Indemnification.

         The Grantor agrees to pay, and to save the Collateral Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         25.  Release and Reinstatement.

         (a) In the event a Positive Security Event shall occur, upon the written request of the Grantor and subject to the conditions precedent set forth below, the Collateral Agent shall release the Collateral from the Lien in favor of the Collateral Agent for the benefit of the Secured Parties hereunder and, as evidence of such release of Lien, shall execute and deliver to the Grantor (i) a confirmation of such release in the form of that attached hereto as Attachment 1, and (ii) such UCC termination statements as are necessary to terminate all existing UCC-1 financing statements covering the Collateral filed by the Collateral Agent on behalf of the Secured Parties, it being expressly acknowledged and agreed by the Collateral Agent, the Agent and the Grantor that upon the occurrence of a Positive Security Event the Secured Obligations are intended to be and become unsecured obligations. As conditions precedent to the release of Lien contemplated hereby:

                  (i) Immediately prior to and immediately following the release of Lien contemplated hereby, there shall not exist any Default or Event of Default;

                  (ii) Immediately prior to and immediately following the release of Lien contemplated hereby, there shall not exist a Negative Security Event; and

                  (iii) The Grantor shall have executed and conditionally delivered to the Collateral Agent new UCC-1 financing statements in form and substance acceptable to the Collateral Agent accompanied by the Grantor's irrevocable written authorization for the Collateral Agent to file such UCC-1 financing statements upon the occurrence of a Negative Security Event.

         (b) If following the release of the Lien contemplated by subparagraph
(a) above there shall occur a Negative Security Event:

                  (i) The Grantor shall automatically be deemed to assign, convey, mortgage, pledge, hypothecate and transfer to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, and automatically be deemed to grant to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, a security interest in, and effective upon the occurrence of such Negative Security Event hereby does so assign, convey, mortgage, pledge, hypothecate and transfer to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby does so grant a security interest in, the Collateral, including, without limitation, all Collateral then in the possession of the Collateral Agent, as collateral security for the Secured Obligations;

                  (ii) The Collateral Agent shall no later than five Business Days following receipt of notification from the Administrative Agent of such Negative Security Event record the UCC-1 financing statements previously delivered to it pursuant to subparagraph (a)(iii) above; and

                  (iii) The Grantor shall take such other actions and execute and deliver such additional documents, instruments and agreements as the Administrative Agent, the Collateral Agent and the Required Lenders shall reasonably request to obtain for the Secured Parties the benefit of the Collateral.

         (c) The reinstatement of the Lien of the Collateral Agent for the benefit of the Secured Parties on the Collateral following a Negative Security Event shall in no manner affect the rights, powers and remedies of the Collateral Agent or the other Secured Parties otherwise available under the Loan Documents, including, without limitation, the right to accelerate the Secured Obligations and to refuse to make further Loans under the Credit Agreement in the event there exists a Default or an Event of Default.

         26.  Survival of Representations.

         All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Administrative Agent for the account of the Lenders of the Notes regardless of any investigation made by the Collateral Agent or any of the other Secured Parties and of the Collateral Agent's and the other Secured Parties' access to any information and shall continue in full force and effect so long as any Secured Obligation is unpaid or unperformed.

         27.  Section Titles.

         The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

         28.  Execution in Counterparts.

         This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.


                                        HOMESIDE HOLDINGS, INC.


                                        By: /s/ Joe K. Pickett
                                            ---------------------------------
                                            /s/ Hugh R. Harris
                                            ---------------------------------
                                            Name:
                                            Title:

                                        7301 Baymeadows Way
                                        Jacksonville, Florida 32256
                                        Attention:  Joe K. Pickett
                                        Telecopy:  904-281-3745


                                        CHEMICAL BANK,
                                        as Administrative Agent


                                        By: /s/ Jeanette F. Brummell
                                            ---------------------------------
                                            Name: Jeanette F. Brummell
                                            Title: Managing Director

                                        270 Park Avenue
                                        10th Floor
                                        New York, New York 10017
                                        Attention:  Roger A. Parker
                                        Telecopy:  212-270-1789


                                        THE FIRST NATIONAL BANK
                                        OF BOSTON, as Collateral Agent


                                        By: /s/ David L. Hall
                                            ---------------------------------
                                            Name: David L. Hall
                                            Title: Senior Manager

                                        100 Federal Street
                                        Mail Stop: 01-1B-06
                                        Boston, Massachusetts  02110
                                        Attention:  David L. Hall
                                        Telecopy:617-434-8295